UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   August 27, 2024

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 20, 2022, The Kroger Co. (the “Company”) filed Registration Statement No. 333-265130 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”). Pursuant to a Prospectus Supplement dated August 20, 2024, the Company is issuing an aggregate principal amount of $1,000,000,000 of 4.700% Senior Notes due 2026 (the “2026 notes”), $1,000,000,000 of 4.600% Senior Notes due 2027 (the “2027 notes”), $1,400,000,000 of 4.650% Senior Notes due 2029 (the “2029 notes”), $1,300,000,000 of 4.900% Senior Notes due 2031 (the “2031 notes”), $2,200,000,000 of 5.000% Senior Notes due 2034 (the “2034 notes”), $2,100,000,000 of 5.500% Senior Notes due 2054 (the “2054 notes”) and $1,500,000,000 of 5.650% Senior Notes due 2064 (the “2064 notes” and together with the 2026 notes, 2027 notes, 2029 notes, 2031 notes, 2034 notes and 2054 notes, the “Notes”).

In connection with the issuance of the Notes, the Company has executed an Underwriting Agreement dated as of August 20, 2024 and entered into a Pricing Agreement dated as of August 20, 2024, by and among the Company and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The Indenture for the Notes (the “Base Indenture”), dated as of June 25, 1999, between the Company and U.S. Bank Trust Company, National Association (formerly known as Firstar Bank, National Association), as Trustee (the “Trustee”), is filed as Exhibit 4.1 hereto.

The Fiftieth Supplemental Indenture, relating to the Notes, dated as of August 27, 2024, between the Company and the Trustee, supplements the Base Indenture. The Fiftieth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

An opinion of Christine S. Wheatley, Esq., including her consent, is attached hereto as Exhibit 5.1. An opinion of Weil, Gotshal & Manges LLP, including its consent, is attached hereto as Exhibit 5.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 20, 2024.

1.1.1	Pricing Agreement, dated as of August 20, 2024, among the Company, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of June 25, 1999, between the Company and Firstar Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 20, 1999).

4.3.1	Fiftieth Supplemental Indenture, relating to the Notes, dated as of August 27, 2024, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Weil, Gotshal & Manges LLP, which is contained in its opinion filed as Exhibit 5.2.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

August 27, 2024	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Senior Vice President, General Counsel and Secretary